UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[   ]   Definitive Additional Materials

[   ]   Soliciting Material Under §240.14a-12

Northeast Investors Trust

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]   No fee required

[   ]   Fee paid previously with preliminary materials

[   ]   Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Northeast Investors Trust

125 High Street, Suite 1802

Boston, Massachusetts 02110

January 24, 2024

Dear Fellow Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (“Special Meeting”) of Northeast Investors Trust (the “Trust”) to be held at 10:00 a.m., Eastern Time, on February 26, 2024 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 to consider and vote upon the following proposal:

1.	The election of three Trustees.

The Board of Trustees of the Trust (the “Board” or the “Board of Trustees,” and the trustees, each a “Trustee”) unanimously recommends that you vote “FOR” the election of each of the three nominees for Trustee. Such other business will be transacted as may properly come before the Special Meeting.

The Board has fixed the close of business on January 23, 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Accordingly, only shareholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Special Meeting or any postponement or adjournment thereof.

Please review in detail the attached Notice of Special Meeting of Shareholders and the proxy statement, which are first being mailed to our shareholders on or about February 1, 2024. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, we urge you to vote as soon as possible by authorizing a proxy as described in the enclosed materials to ensure that your shares are represented at the Special Meeting. You may vote online, via telephone or by mail by following the instructions on the proxy card or voting instruction form sent to you. If you attend the Special Meeting and wish to change your proxy vote, you may do so by voting at the Special Meeting.

Thank you for your continued support of Northeast Investors Trust. We look forward to seeing you at the Special Meeting.

Sincerely,

Bruce H. Monrad
Chairman

Northeast Investors Trust

125 High Street, Suite 1802

Boston, Massachusetts 02110

January 24, 2024

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME: 10:00 a.m., Eastern Time

DATE: February 26, 2024

PLACE: The Special Meeting of Shareholders (the “Special Meeting”) will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111.

PURPOSES:

1.	To elect three Trustees; and

2.	To transact any such other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

WHO MAY VOTE:

You may vote if you were the record owner of shares of beneficial interest of Northeast Investors Trust (the “Trust”) at the close of business on January 23, 2024. A list of shareholders of record will be available at the Special Meeting.

All shareholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Special Meeting. If you participate in and vote your shares at the Special Meeting, your proxy will not be used.

BY ORDER OF OUR BOARD OF TRUSTEES

Gordon C. Barrett Clerk

Important Notice Regarding the Availability of

Proxy Materials for the Special Meeting of Shareholders

to be Held on February 26, 2024 at 10:00 a.m., Eastern Time

Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. This proxy statement, Notice of Special Meeting of Shareholders, our form of proxy card, and our most recent annual report are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card.

Our most recent annual and semi-annual reports to shareholders are available, upon request, at no cost. You may view these reports at the Trust’s website at northeastinvestors.com. You may also request a report by calling toll-free at 800-225-6704.

Northeast Investors Trust

125 High Street, Suite 1802

Boston, Massachusetts 02110

PROXY STATEMENT FOR THE NORTHEAST INVESTORS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 26, 2024

This proxy statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are being furnished to the shareholders of Northeast Investors Trust (the “Trust,” “we” or “us”), in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Board of Trustees,” and the trustees, each a “Trustee”) of proxies for use at the special meeting of shareholders (the “Special Meeting”) to be held on February 26, 2024 at 10:00 a.m., Eastern Time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a fund delivers paper copies of all proxy materials to each shareholder. The approximate date on which the proxy materials will first be mailed to our shareholders is on or around February 1, 2024. In addition to delivering proxy materials to shareholders, we must also post all proxy materials on a publicly accessible website and provide information to shareholders about how to access that website. Accordingly, you should have received our proxy materials by mail.

As indicated in the Notice of Special Meeting of Shareholders, the Special Meeting has been called to elect three Trustees. Please see “Important Information About the Special Meeting and Voting” below for more details.

The address of the principal executive offices of the Trust is 125 High Street, Suite 1802, Boston, Massachusetts 02110.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Trust Soliciting My Proxy?

The Board is soliciting your proxy to vote at the Special Meeting to be held on February 26, 2024 at 10:00 a.m., Eastern Time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 and any adjournments or postponements of the meeting. This proxy statement, along with the accompanying Notice of Special Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

We have sent you this proxy statement, the Notice of Special Meeting of Shareholders and the proxy card because you owned shares of beneficial interest on the record date. We intend to commence distribution of the proxy materials to shareholders on or about February 1, 2024.

Who May Vote?

Only shareholders of record at the close of business on January 23, 2024 are entitled to vote at the Special Meeting. As of the close of business on the record date, there were 37,438,056.878 shares of beneficial interest outstanding and entitled to vote.

If on January 23, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Special Meeting of Shareholders is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. If your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of the Trust’s shares of beneficial interests on the Record Date for voting at the Special Meeting.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of beneficial interest that you own entitles you to one (1) vote.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for, against or abstain with respect to each of the nominees for Trustee. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.

You may vote:

●	By Internet or by telephone. Follow the instructions on the proxy card to vote by Internet or telephone.

●	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	During the meeting.

Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on February 25, 2024. Shareholders may also vote during the Special Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the Special Meeting, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of the Trust’s shares of beneficial interests on the Record Date for voting at the Special Meeting.

How Does the Board Recommend That I Vote on the Proposal?

The Board recommends that you vote as follows:

●	“FOR” the election of Trustees.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement. None of our Trustees or officers have any substantial interest in any matter to be acted upon.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	by re-voting by Internet or by telephone as instructed above;

●	by notifying the Trust’s Clerk in writing before the Special Meeting that you have revoked your proxy; or

●	by attending the Special Meeting and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold shares of beneficial interest in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares may choose to not vote your unvoted shares on the proposal set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Vote is Required to Approve The Proposal and How are Votes Counted?

Proposal 1: Election of Trustees

The affirmative vote of a majority of the shares of the Trust represented in person or by proxy at the Special Meeting is required to elect the Trustees. Abstentions will have the effect of votes against this proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in the Trust’s next report to shareholders on Form N-CSR following the Special Meeting.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our Trustees and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and Trustees no additional compensation for these services. In addition, the Trust has engaged Broadridge Financial Solutions, Inc. to assist in the distribution and collection of proxy materials, for an estimated fee of approximately $8,000. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Special Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Trust is necessary to constitute a quorum at the Special Meeting. Votes of shareholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Disclosure Documents

SEC rules concerning the delivery of disclosure documents allow us or your broker to send a single Notice of Special Meeting of Shareholders or, if applicable, a single set of our proxy materials to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice of Special Meeting of Shareholders or, if applicable, a single set of proxy materials, but you would prefer to receive your own copy, please contact us at 800-225-6704.

If you do not wish to participate in “householding” and would like to receive your own Notice of Special Meeting of Shareholders or, if applicable, set of Trust’s proxy materials in the future, follow the instructions described below. Conversely, if you share an address with another Trust shareholder and together both of you would like to receive only a single Notice of Special Meeting of Shareholders or, if applicable, set of proxy materials, follow these instructions:

●	If your Trust shares are registered in your own name, please contact us at 800-225-6704.

●	If a broker or other nominee holds your Trust shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

PROPOSAL 1

ELECTION OF TRUSTEES

At the Special Meeting, three Trustees are to be elected by the shareholders of the Trust. Bruce H. Monrad, the current Chairman of the Board, has been designated as nominee for re-election as Trustee, and Richard Reubenstone and Geofrey Wyatt have been designated as new nominees for election as Trustees. Each nominee would serve a term expiring at the next annual meeting of shareholders or until their respective successor has been duly elected and qualified. Current Trustees George Beal, Peter Blampied and Charles Daugherty are not standing for re-election and will step down from the Board effective as of the election of the nominees.

Using the enclosed proxy card, a shareholder may authorize the proxies to vote his or her shares “FOR” or “AGAINST” each nominee. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or not be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate any substitute nominees.

Required Vote

The vote required for the election of Trustees is the affirmative vote of a majority of the shares of the Trust represented in person or by proxy at the Special Meeting.

Recommendation

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE TO ELECT THE NOMINEES, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A SHAREHOLDER INDICATES OTHERWISE ON THE PROXY.

MANAGEMENT

Management of the Trust

The Trustee principally responsible for the day-to-day management of the Trust’s portfolio is Bruce H. Monrad who has been associated with the Trust since July 1989 as co-portfolio manager and was appointed a Trustee in May 1993 and Chairman in May 2000. Chapin P. Mechem has been associated with the Trust since August 2001 as a securities analyst and shares portfolio management duties with Mr. Monrad. The Board currently consists of four Trustees, three of whom are not Interested Persons (as the term “Interested Person” is defined in the Investment Company Act of 1940 (the “1940 Act”) (referred to herein as “Independent Trustees”)).

From time to time a Trustee or an employee of the Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Trust organization. Any such views are subject to change at any time based upon market or other conditions, and the Trust disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

The Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust, pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

Information about Trustees, Nominees and Officers

The following is a list of the current Trustees, the Trustee nominees for election to the Board, the officers of the Trust and a statement of their present positions, principal occupations during the past five years, and the other directorships held by the Trustees during the past five years, if applicable, as of January 23, 2024.

Except as otherwise noted, the business address for each current Trustee, Trustee nominee, and officer is 125 High Street, Suite 1802, Boston, MA 02110-2301.

Name/Age/Service*	Position	Principal Occupation(s) / Other Directorships During the Past Five Years
Affiliated Trustees and Trust Officers
Bruce H. Monrad Age: 61 Years of Service: 30	Trustee and Chairman	Trustee and Chairman of Northeast Investors Trust
Gordon C. Barrett Age: 67 Years of Service: 35	Executive Vice President and Chief Financial Officer	Chief Financial Officer of Northeast Investors Trust; President of Sippican Capital Advisors
Chapin Mechem Age: 51 Years of Service: 22	Vice President and Co-Portfolio Manager	Officer of Northeast Investors Trust
David A. Randall Age: 57 Years of Service: 23	Chief Compliance Officer and Vice President of Operations	Officer of Northeast Investors Trust
Independent Trustees
Peter J. Blampied Age: 81 Years of Service: 23	Trustee	Director of A.W. Perry, Inc.
George P. Beal Age: 70 Years of Service: 19	Trustee	Managing Partner, Boston Family Office, LLC; Director and Trustee of Breckinridge Capital Advisors
Charles R. Daugherty Age: 70 Years of Service: 19	Trustee	Managing Partner, Stanwich Advisors, LLC
Nominees for Independent Trustee
Richard Reubenstone Age: 66	Nominee for Independent Trustee	Managing Director, Cantor Fitzgerald, L.P.; Lead Advisor, Collaborizm
Geofrey K. Wyatt Age: 66	Nominee for Independent Trustee	Chief Executive Officer , Wyatt Technology Corp.

*	The Trustees serve until their death, resignation, disability or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

Additional Information about Trustees and Nominees

The following is additional information about the background of each of the Trustees:

Interested Trustee

Bruce H. Monrad

Bruce H. Monrad is a trustee and portfolio manager of Northeast Investors Trust, specializing in high yield securities. Previously he worked for Prudential-Bache Securities as a financial analyst.

Mr. Monrad has been nominated for re-election as Trustee. The Board believes that Mr. Monrad is qualified to serve as a Trustee and as Chairman due to his prior experience as a Trustee for the Trust, and his significant governance, financial services, and asset management industry expertise.

Current Independent Trustees

Peter J. Blampied

Peter J. Blampied was President of Corcoran Management Co. Inc., one of the region’s leading residential management firms, from 1998-2008. He was previously Chairman, President and CEO of Boston Five Bancorp and Vice Chairman of Citizens Bank of Massachusetts. He is a former director of Access Capital Strategies, LLC. He is a director of A.W. Perry, Inc., a privately owned real estate developer, owner and manager.

George P. Beal

George P. Beal is one of the founders of The Boston Family Office LLC, a registered investment adviser, and now is its Managing Partner as well as a portfolio manager. He is a director of Breckinridge Capital Advisors. Previously, Mr. Beal was employed at Cambridge Trust Co. and Bank of New England handling various duties ranging from commercial loans, branch management, operations and retail banking.

Charles R. Daugherty

Charles R. Daugherty founded Stanwich Advisors, LLC, a leading independent boutique investment bank that provides advisory and fundraising services. Mr. Daugherty spent 26 years at Deutsche Bank/BT Alex Brown where he founded the Private Fund Group and served as Global Group Head.

Nominees for Independent Trustee

Richard Reubenstone

Richard Reubenstone was the managing director of Cantor Fitzgerald, L.P., a leading global financial services firm, from October 2016 to June 2022, and the lead advisor of Collaborizm, an online collaboration and freelance work platform for highly technically skilled people from September 2014 to February 2020. Prior to that, Mr. Reubenstone served as the managing director at Seaport Global Securities LLC, the managing director and Head of Credit Hedge Fund Sales at UBS Investment Bank, and the managing director of Credit Hedge Fund Sales at Jefferies Group LLC. Mr. Reubenstone spend nearly 16 years at Merrill Lynch as the managing director of Credit Hedge Fund Sales. The Board believes that Mr. Reubenstone is qualified to serve as a Trustee due to his leadership, governance, management, and operational oversight experience.

Geofrey K. Wyatt

Geofrey K. Wyatt was the second employee of Wyatt Technology Corporation, the recognized leader in light scattering instrumentation and software for determining the absolute molar mass, size, charge, and interactions of macromolecules and nanoparticles in solution. Mr. Wyatt served as the Chief Executive Officer of Wyatt Technology from May 2018 to May 2023 and helped lead the company to grow to more than 250 employees. Wyatt Technology was acquired by Waters™ Corporation (NYSE: WAT), a global leader in analytical instruments and software, in May 2023. Mr. Wyatt graduated with a B.A. from Yale University in 1983 and received an M.B.A. from Harvard Business School in 1989. The Board believes that Mr. Wyatt is qualified to serve as a Trustee due to his leadership, governance, management, and operational oversight experience.

Board Leadership Structure

The majority of the Trust’s Board of Trustees are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Trust and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Trust as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has the authority to oversee and establish policies regarding the management, conduct and operation of the Trust’s business. The Board has designated Bruce H. Monrad, an Interested Trustee, to serve as Chairman. The Independent Trustees have not designated a lead Independent Trustee.

The Board has two standing committees: the Audit Committee of the Board (the “Audit Committee”), and the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”), each of which consists of Messrs. Beal, Blampied and Daugherty. Upon their election to the Board, Mr. Reubenstone and Mr. Wyatt will be appointed to the Audit Committee and the Nominating and Governance Committee. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. The Audit Committee met five times during the last fiscal year and the Nominating and Governance Committee met four times during the last fiscal year. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Trust’s independent accountants. The provision of audit and non-audit services by the Trust’s independent accountants is subject to prior approval by the Audit Committee. The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of candidates for nomination as trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance. The Nominating and Governance Committee has not established a procedure for shareholders to nominate Trustees.

The Trust believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Trust’s shareholders by having the Independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure and composition and a review of the appropriateness and effectiveness of the Trust’s internal management structure. In addition, the Independent Trustees may engage their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.

Risk Oversight

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Trust may face, as described in the Trust’s prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have discussions, as appropriate, regarding the risks to which the Trust is subject. The Board reviews the Trust’s portfolio and regular reports provided to it that integrate strategy and investment initiatives with any applicable risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Trust, as described in the Trust’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Trust’s performance. It reviews the Trust’s periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appropriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Trust's operations.

Trustee Ownership in the Trust

The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee as of December 31, 2023:

Name of Trustee	Dollar Range of Equity Securities in the Trust
Trustees Who Are “Interested Persons” of the Trust
Bruce H. Monrad	Over $2,000,000
Trustees Who Are Not “Interested Persons” of the Trust
Peter J. Blampied	Over $100,000
George P. Beal	None
Charles R. Daugherty	None

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2023 was 2,790,994 shares (7.42%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires systematic reporting of transactions and holdings as required by law. The Code of Ethics of the Trust has been filed with the Securities and Exchange Commission (the “SEC”) and is available at the SEC’s website at http://www.sec.gov.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires a trust’s executive officers, trustees and persons who own more than 10% of a fund’s shares (“10% Shareholders”) to file reports of ownership and changes in ownership with the SEC. Executive officers, Trustees and 10% Shareholders are also required by SEC regulations to furnish the trust with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Trust and representations that no other reports were required to be filed, the Trust believes that, during the past fiscal year, its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

Compensation of Trustees

Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to ½ of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees’ fees. The total Trustee fee for each of the fiscal years ended September 30, 2021, 2022 and 2023 was $808,218, $723,464, and $682,485, respectively.

The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2023 to the Trustees and officers of the Trust from the Trustees’ fee or otherwise.

Name and Position	Aggregate Compensation Paid
Bruce H. Monrad, Trustee, Chairman and President#	$865,236
Gordon C. Barrett, Executive Vice President, and CFO*	$294,678
David A. Randall, Vice President, and CCO*	$301,123
Chapin P. Mechem, Vice President~	$262,500
Peter J. Blampied, Trustee#	$60,000
George P. Beal, Trustee#	$60,000
Charles R. Daugherty, Trustee#	$60,000

*	Paid directly by the Trust;
~	Paid from BHM Administrators, LLC;

All other amounts shown are paid from the Trustees’ fee.

#	Amounts shown as “paid” to Trustees in the fiscal year ended September 30, 2023, include amounts previously earned by the Trustees and accrued by the Trust but not paid to Trustees during the fiscal year ended September 30, 2022, due to the pendency of litigation brought by a past Trustee against the current Trustees in addition to amounts earned in the fiscal year ended September 30, 2023. In Mr. Monrad’s case, a portion of these trustees fees were applied as a payment to settle the litigation, and in the case of the independent trustees, all such fees were so applied.

Under the Declaration of Trust, the Trustees are required to furnish the Trust financial and statistical services for the Trust and such office space as the Trust may require. During the fiscal year ended September 30, 2023, no retirement benefits were paid to any Trustee or former Trustee.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee nominee or affiliated person of such Trustee nominee is a party adverse to the Trust or any of their affiliated persons or has a material interest adverse to the Trust or any of their affiliated persons.

RECORD OWNERSHIP

The Trustees have fixed the close of business on January 23, 2024, as the Record Date. All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Special Meeting or any adjournment of the Special Meeting.

On the Record Date, the Trust had 37,438,056.878 shares of beneficial interest, par value $1.00 per share, outstanding.

To the knowledge of the Trust, as of the Record Date, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of the Trust’s outstanding shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change of Independent Public Accounting Firm

At a meeting held on April 6, 2023, the Board of Trustees, upon recommendation of the Audit Committee, approved the replacement of RSM US LLP (“RSM”) as the independent registered public accounting firm for the Trust, and appointed Tait, Weller & Baker, LLP (“Tait Weller”) to serve as the Trust’s independent registered public accounting firm for the fiscal year ending September 30, 2024, and as the independent registered public accounting firm for the Trust during its most recently completed fiscal year ended September 30, 2023. The decision was not the result of any disagreements between RSM and Trust management.

In connection with its audits for the fiscal years ended September 30, 2021 and 2022 and subsequent interim period through the meeting held on April 6, 2023, (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with RSM on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of RSM, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Trust’s financial statements for such years; and (2) there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K). The Trust provided RSM with a copy of the foregoing disclosure in accordance with the requirements of Instruction 2 to Item 304 of Regulation S-K. RSM did not indicate that it believed the foregoing disclosure was incorrect or incomplete.

The Trust did not consult with Tait Weller during the fiscal years ended September 30, 2021 and 2022 and the subsequent interim period through the meeting held on April 6, 2023 with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might have been rendered on the Trust’s financial statements, and no written report or oral advice was provided that Tait Weller concluded was an important factor considered by the Trust in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Tait Weller has advised the Trust that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in Tait Weller inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives Tait Weller will be present at the Special Meeting; however, representatives of Tait Weller are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement if they desire to do so. In reliance on Rule 32a-4 under the 1940 Act, the Trust is not seeking shareholder ratification of the selection of its independent registered public accounting firm.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

Set forth below are audit fees and non-audit related fees billed to the Trust by RSM and Tait Weller for professional services received during the fiscal year ended September 30, 2022 and 2023, respectively.

(1)	Audit fees.

The aggregate fees billed for the Trust’s fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the Trust’s principal accountants for the audit of its annual financial statements or services that are normally provided by such accountants in connection with statutory and regulatory filings were $45,000 and $95,922 respectively.

(2)	Audit-related fees.

The aggregate fees billed for the Trust’s fiscal years ended September 30, 2023 and September 30, 2022 for assurance and related services by the Trust’s principal accountants reasonably related to the performance of the audit of the Trust’s financial statements and not reported under Paragraph (1) of this Item were $25,000 and $30,704 respectively. Such services consisted of a report of the Trust’s transfer agent’s internal controls pursuant to Rule 17Ad-13 and semi-annual report review.

(3)	Tax fees.

The aggregate fees billed in the Trust’s fiscal years ended September 30, 2023 and September 30, 2022 for professional services rendered by the Trust’s principal accountants for tax matters were $7,000 and $12,250, respectively. Such services consisted of the preparation of the Trust’s federal income and excise tax returns.

(4)	All other fees.

During the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed for other services rendered by the Trust’s principal accountant were $0.

Non-Audit Fees

For the fiscal years ended September 30, 2022 and 2023, each of RSM and Tait Weller has represented to the Trust that it did not provide any non-audit services (or bill any fees for such services) to the Trust.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves the engagement of the Trust’s independent registered public accounting firm and pre-approves all audit and non-audit related services. The engagement of Tait Weller was pre-approved by the Audit Committee for the fiscal years 2024 and 2023.

OTHER MATTERS

The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

SHAREHOLDER COMMUNICATIONS

Shareholders wishing to communicate with the Board or with an individual member of the Board may do so by writing to the Board or to the particular member of the Board, care of the Clerk by mail to our principal executive offices, Attention: Clerk. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the Trustee or Trustees to whom the communications are addressed.

Boston, Massachusetts

January 24, 2024

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

To vote at the Meeting

Please refer to the Proxy Statement for instructions on how to participate in the Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V28020-S81717

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

1. **To elect three Trustees:**	For	Against	Abstain
1a. Bruce Monrad	☐	☐	☐
1b. Richard Reubenstone	☐	☐	☐
1c. Geofrey Wyatt	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement for this meeting are available at www.proxyvote.com.

V28021-S81717

Northeast Investors Trust
THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The shareholder(s) hereby appoint(s) Gordon Barrett and David Randall, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of beneficial interest of Northeast Investors Trust that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 a.m. Eastern Time, on February 26, 2024, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111, and any adjournment or postponement thereof.

This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees in Proposal 1, in accordance with the Board of Trustees' recommendations.

(Continued and to be signed on the reverse side)

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.